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                                                                    Exhibit 99.1

                     JANUARY 1, 1999 AMENDMENT TO AGREEMENT

         This Amendment to Agreement (the "Amendment"), effective as of January 1, 1999, is entered into between SPORTSLINE USA, INC., 6340 NW 5th Way, Ft. Lauderdale, Florida 33309 ("SportsLine USA") and CBS Broadcasting Inc. (formerly known as CBS Inc.), 51 West 52nd Street, New York, New York 10019 ("CBS").

         WHEREAS, SportsLine USA and CBS have heretofore entered into that certain Agreement dated as of March 5, 1997 (such agreement as amended, modified or supplemented prior to the date hereof, the "Agreement," and capitalized terms defined in the Agreement shall have the same meaning when used in this Amendment). From and after the effective date hereof, each reference in the Agreement to "this Agreement", "hereto", "hereunder" or words of like import, and all references to the Agreement in any and all agreements, instruments, documents, notes, certificates and other writings of every kind and nature shall be deemed to mean the Agreement as modified and amended by this Amendment.

         WHEREAS, SportsLine USA and CBS desire to extend the term of the Agreement for a period of five (5) years through and including December 31, 2006 and to modify certain of the parties' obligations under the Agreement.

         NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

         1. Amendments. The Agreement is hereby amended effective upon the execution of this Amendment as follows:

                  (a) Subparagraph 1.3 is hereby deleted and replaced with the following:

                           "1.3 "CBS Competitor" means any person, firm or
                  corporation, other than CBS, who is engaged either directly, or indirectly through an Affiliate, in radio or television program distribution (whether free over-the-air, cable, telephone, local, microwave, or direct broadcast satellite) in North America. For the purpose of clarification, a CBS Competitor shall not include (A) any person, firm or corporation that is engaged in the transmission of programming to the consumer and does not have any interest in and/or rights in and to the programming being transmitted (e.g. a cable MSO or a telephone company that meets the criteria set forth in A) or (B) any person, firm or corporation that is engaged in the production of television programming or other audio visual materials and does not engage in the distribution or transmission of such materials (e.g. a studio that meets the criteria set forth in B). For purposes of this paragraph an "Affiliate" of a person, firm or corporation shall mean another person, firm or corporation that directly, or indirectly through one or more



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                  intermediaries, controls, or is controlled by, or is under common control with, such person, firm or corporation."

                  (b) The dates set forth in subparagraphs 3.1 and 3.2 are hereby changed to reflect the five (5) year extension of the term to include December 31, 2006. The revised subparagraphs 3.1 and 3.2 with the new dates are contained in Schedule A attached hereto and made a part hereof.

                  (c) Subparagraph 5.1 of the Agreement is hereby deleted and replaced with the following:

                           "5.1 CLEARANCE - GENERAL. Subject to the provisions
                  of subparagraphs 5.2, 5.3 and 5.4 hereof, SportsLine USA Inc. shall have access to all CBS Sports Content. CBS and SportsLine USA Inc. shall work together in good faith in accordance with standard CBS business practices, including such editorial and financial considerations, as determined by CBS, to attempt to obtain Internet rights (other than with respect to on-air sports talent and music) for all other CBS sports-related Content not yet cleared for Internet use which CBS and SportsLine USA Inc. mutually desire to place on the CBS SportsLine Site, including , but not limited to:

                           (i) live and archival audio and video interviews,
                  press conferences with sports personalities (including, without limitation, athletes, coaches and owners) and sports highlights which CBS has the right to broadcast;

                           (ii) all statistics and historical data relating to
                  sports events and personalities that CBS owns or has the right to use in connection with its broadcasts;

                           (iii) live, real-time Internet-broadcast of all
                  sports events, sports-related television programming broadcast by CBS where CBS has obtained the right to broadcast such programming in any and all media (e.g. thereby, including the Internet); and

                           (iv) the right for SportsLine USA Inc. to
                  acquire/operate/manage the "official Internet sites" affiliated with all domestic sporting event rights holders (e.g., NASCAR.COM, NFL.COM, FINALFOUR.COM, DenverBroncos.com etc.) "

                  (d) Subparagraphs 8.2, 8.3 and 8.4 are hereby deleted in their entirety and replaced by the following new subparagraph 8.2, 8.3 and 8.4:



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                           "8.2 PLACEMENTS DURING CBS TELEVISION NETWORK
                  BROADCASTS. During the first two (2) Contract Years and without limiting the generality of subparagraph 8.1 above, at least semi-annually, CBS shall, in consultation with SportsLine USA Inc., develop a schedule for the placement of advertising and promotion of the CBS SportsLine Site and/or the URL for the CBS SportsLine Site (an "ad placement") occurring in connection with a CBS Sports broadcast of a sports events over the CBS Television Network during the term of this Agreement (a "CBS Sports Event Broadcast") or any other ad placement. Notwithstanding the foregoing, CBS shall not have to make any ad placements if the exigencies of time or, despite CBS's reasonable efforts, current or future contractual obligations, prevent or restrict CBS from doing so. SportsLine USA Inc. acknowledges that CBS is contractually prohibited from making any ad placements within the CBS Sports Event Broadcast of the Masters Golf Tournament. CBS agrees that a minimum of seventy percent (70%) of the value of all advertisement and promotion to be paid for by SportsLine USA Inc. during each Contract Year shall be placed during, within and/or adjacent to CBS Sports Event Broadcasts. Commencing with the third Contract Year the advertisement and promotion to be provided to SportsLine USA Inc. shall be placed in accordance with Exhibit M, attached hereto and made a part hereof, as said Exhibit may be revised from time to time as mutually agreed by the parties. The parties acknowledge that CBS's broadcast rights may change during the Term. Accordingly, if during the Term CBS acquires additional free over-the-air broadcast rights in the United States for additional sports events (whether as an extension or expansion of broadcast rights for sports events held by CBS as of the date hereof, or broadcast rights for sports events to which it has no such rights today), then CBS shall provide advertising and promotion to SportsLine USA Inc., at no additional cost to SportsLine USA Inc., during all such sports events for which CBS hereafter acquires broadcast rights, in a manner consistent with the promotional efforts set forth in Exhibit M as of the date hereof. In this regard CBS and SportsLine USA Inc. will mutually adjust Exhibit M to accommodate such additional sports events so that the aggregate number of advertising and promotional placements set forth in Exhibit M will remain constant. For purposes of illustration (i) the advertising and promotion to be provided by CBS for any golf, tennis, auto racing, skating and similarly formatted sports events shall be of similar type and amount as those specified on Exhibit M as of the date hereof for golf events, and (ii) the advertising and promotion to be provided by CBS for any football, basketball, baseball and similarly formatted sports events shall be of similar type and amount as those specified on Exhibit M as of the date hereof for NFL and NCAA football and NCAA basketball events.



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                           8.3 OTHER PLACEMENTS AND PROMOTIONS. CBS agrees
                  that, during the term of this Agreement, it shall consult with SportsLine USA Inc. and discuss in good faith additional promotional opportunities for the CBS SportsLine Site, including without limitation the following:

                           (i) the promotion of the CBS SportsLine Site on
                  CBS's owned and operated television stations and on the CBS Radio Network as described in Exhibit D.

                           (ii) CBS and SportsLine USA Inc. will work together
                  in good faith to address:

                                    A. promotions of integrated/enhanced
                           Internet and television features (e.g. CBS
                           SportsLine polls, celebrity and talent chats, contests and promotions)

                                    B. targeted CBS SportsLine
                           merchandise/e-commerce promotions.

                                    C. promotions of CBS SportsLine membership
                           and premium services (e.g. fantasy leagues and athletic fan clubs).

                                    D. promotions of specific programming on
                           the CBS SportsLine Site either on the day the promotion spot appears or during the upcoming week and

                                    E. such other promotions as mutually agreed
                           to by the parties.

                           (iii) CBS and SportsLine USA Inc. will work together
                  in good faith to evaluate the promotion effort(s) (e.g. the quantity and quality, etc.) from a competitive standpoint (i.e. taking into consideration the promotional efforts of other non-CBS sports related Internet Sites) on SportsLine USA Inc.'s behalf and shall make such adjustments to the promotion schedule as may be mutually agreed.

                           (iv) CBS and SportsLine USA Inc. will work together
                  in good faith to evaluate the promotional vehicles as are used by CBS from time to time to promote CBS Sports business and programs generally (including, without limitation, billboards, radio promotions, on-site hospitality) to promote the CBS SportsLine Site.

                           (v) CBS will work together with SportsLine USA Inc.
                  in good faith to develop a campaign to create an appropriate image for the CBS SportsLine Site, including a number of promotional spots (as



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                  mutually agreed and subject to availability) to be aired
                  during each Contract Year at no additional cost to SportsLine USA Inc. SportsLine USA Inc. shall select and, at its own expense, retain an advertising agency to develop and execute the image campaign. SportsLine USA Inc. shall consult with CBS regarding any creative suggestions CBS may have. CBS shall have the right to approve any promotional spots for the image campaign that will appear on any CBS Sports Event Broadcast or on any other programming.

                           8.4. INTERNET ADVERTISING - SALES STRATEGY. CBS and
                  SportsLine USA Inc. shall each have the right to sell advertising space on any pages of the CBS SportsLine Site. CBS and SportsLine USA Inc. agree that the most critical element necessary to ensure that advertising sales revenues are maximized will be to avoid confusion in the marketplace of corporate and product identity. The advertising sales strategy applicable to the sale of advertising on the CBS SportsLine Site will be developed jointly by CBS and SportsLine USA Inc. with annual advertising/sponsorship revenue targets established for all CBS Sports Event Broadcasts. CBS represents that all prior Internet advertising obligations it has for sports-related programming are set forth in Exhibit K, and shall be honored within the CBS SportsLine Site in a manner agreed to by CBS and SportsLine USA Inc. During the term of this Agreement, SportsLine USA Inc. will give CBS access to all advertising and customer usage research generated by SportsLine USA Inc.".

         (e) Subparagraphs 8.5 and 8.6 of the Agreement are hereby deleted in their entirety.

         (f) Subparagraph 8.7 of the Agreement is hereby amended by deleting in their entirety the last three sentences of such subparagraph (i.e., beginning with "CBS and SportsLine USA Inc. shall share equally..." and ending with "...made in U.S. dollars."). The revised subparagraph 8.7 is contained in Schedule A.

         (g) Subparagraph 8.8 of the Agreement is hereby deleted in its entirety.

         (h) Subparagraph 8.9 of the Agreement is hereby amended by deleting in their entirety the last three sentences of such subparagraph (i.e., beginning with "CBS and SportsLine USA Inc. shall share equally..." and ending with "...made in U.S. dollars."). The revised subparagraph 8.9 is contained in Schedule A.

         (i) Paragraph 9 of the Agreement is hereby deleted in its entirety and replaced with the following:

                           "9.1 With respect to each sports event that is the
                  subject of a CBS Sports Event Broadcast, CBS shall use commercially reasonable efforts to



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                  (a) assist SportsLine USA Inc. personnel in obtaining full access and media credentials to such sports event, including access to on-site hospitality facilities maintained by or for CBS, (b) provide SportsLine USA Inc. with a reasonable number of tickets to such sports event (provided, that SportsLine USA Inc. acknowledges that for certain major sports events, such as the Masters and the NCAA Final Four, tickets and access may be difficult for CBS to provide) and (c) to assist SportsLine USA in obtaining permission to place on-site kiosks at each such sports event for purposes of displaying and promoting the CBS SportsLine Site.

                           9.2 CBS will use reasonable commercial efforts to
                  sublease to SportsLine USA Inc. office space within its New York, Chicago, San Francisco, Los Angeles and Detroit offices, on terms to be mutually agreed by the parties in good faith. In New York and Chicago, CBS Sports' sales staff offices and SportsLine USA Inc.'s sales staff offices will be located together (i.e., co-located); and, the parties will use their best efforts to co-locate their respective sales staff offices in Detroit, Los Angeles and other locations.

                           9.3 (a) CBS shall include the CBS SportsLine Site in
                  all of its CBS Sports and CBS PLUS advertising and sponsorship sales presentations and programs to third parties, except as mutually agreed.

                           (b) CBS shall develop an incentive program directed
                  to its network sales staff to provide such personnel incentives for assisting SportsLine USA Inc. in the sale of advertisements and sponsorships for the CBS SportsLine Site.

                           9.4 (a) CBS shall invite SportsLine USA Inc. sales
                  staff members to attend all weekly CBS Sports sales meetings, it being understood that the information communicated at such sales meetings shall be deemed Confidential Information.

                           (b) CBS shall invite representatives from SportsLine
                  USA Inc.'s sales staff to attend all CBS Sports sales conferences and seminars (both on- and off-site) it being understood that the information communicated at such conferences and seminars shall be deemed Confidential Information. CBS and SportsLine will jointly develop internet educational and informational meetings to be hosted by SportsLine USA Inc. periodically throughout each Contract Year. Attendance at such meetings will be encouraged by CBS senior management for all CBS Sports sales staff members. Information communicated at such educational and informational meetings shall be deemed Confidential Information.

                           9.5 CBS and SportsLine USA Inc. each shall work
                  together, in good faith, to maximize the benefits afforded to each party under this agreement,



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                  including, without limitation, seeking additional ways to
                  capitalize on new technologies and promotional and revenue opportunities for the CBS SportsLine Site."

                  (j) Subparagraph 10.1 of the Agreement is hereby deleted in its entirety and replaced with the following:

                           "In consideration of the grant by CBS of the
                  licenses set forth in subparagraphs 2.1 and 2.2 hereof, in addition to the royalties set forth in subparagraph 10.5, SportsLine USA Inc shall issue to CBS on the first business day of each of the first three Contract Years during the term hereof a stock certificate for the number of shares (as adjusted pursuant to paragraph 11) of SportsLine USA Inc. common stock, par value $.01 per share ("Common Stock") specified in the Content Contribution schedule set forth in Exhibit G. In addition, within ten (10) business days after the date of the execution of this Amendment SportsLine USA Inc. shall issue to CBS a stock certificate for the balance of the shares of the Common Stock specified in the Content Contribution schedule set forth in Exhibit G, as adjusted pursuant to paragraph 11, (i.e., 88,486 shares of common stock). Shares issued to CBS pursuant to this subparagraph
                  10.1 are sometimes hereafter referred to as "Content Shares". The Content Shares will not be subject to forfeiture."

                  (k) Subparagraph 10.2 of the Agreement is hereby deleted in its entirety and replaced with the following:

                           "(a) In consideration of CBS providing advertising
                  and promotion during each of the first three Contract Years, on the first business day of each of the first three Contract Years during the term hereof, SportsLine USA Inc. shall issue to CBS a stock certificate for the number of shares of Common Stock specified in Exhibit E. In addition, within ten (10) business days after the date of the execution of this Amendment, SportsLine USA Inc. shall issue to CBS a stock certificate for the balance of the shares of Common Stock specified in Exhibit E as adjusted pursuant to paragraph 11, (i.e., 964,451 shares of Common Stock see Exhibit E-2 attached hereto and made a part hereof). Shares issued pursuant to this subparagraph 10.2(a) shall not be subject to forfeiture.

                           (b) In consideration of CBS providing advertising
                  and promotion time, pursuant to Exhibit M or as such Exhibit M may be revised from time to time as mutually agreed by the parties, for Contract Years six through ten, SportsLine USA Inc. shall issue to CBS on each of the issue dates prescribed below for such Contract Years (the "Issue Dates"), a stock certificate for the number of shares of Common Stock having a Fair Market Value (as defined herein) of twenty million dollars ($20,000,000) on such Issue Date. "Fair Market Value" shall mean the average of the closing prices of the Common Stock on The NASDAQ National Market (or if the Common Stock is listed on a stock



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                  exchange, on the primary stock exchange, or exchanges, on
                  which it is traded) for the five (5) day period ending on the day prior to the applicable Issue Date as reported by NASDAQ or such stock exchange.

                               CONTRACT YEAR                      ISSUE DATE
                           sixth Contract Year                January 1, 2002
                           seventh Contract Year              April 1, 2003
                           eighth Contract Year               July 1, 2004
                           ninth Contract Year                October 1, 2005
                           tenth Contract Year                January 1, 2007

                  The shares to be issued pursuant to this paragraph are not subject to forfeiture."

                  (l) Subparagraph 10.4 of the Agreement is hereby deleted in its entirety and replaced with the following:

                           "On the first business day of each of the first
                  three Contract Years during the term hereof, SportsLine USA Inc. shall grant to CBS a Warrant, in the form set forth in Exhibit H, to purchase all or any part of the number of shares of Common Stock set forth in Exhibit I at the price specified in Exhibit I. Within ten (10) business days after the execution of this Amendment, SportsLine USA Inc. shall grant to CBS Warrants to purchase all or any part of the number of shares of Common Stock set forth in Exhibit I at the prices specified in Exhibit I for Contract Years 4 and 5, provided that such Warrants will vest and become exercisable on January 1, 2000 and January 1, 2001, respectively, and will expire on December 31, 2000 and December 31, 2001, respectively. CBS may exercise each such Warrant (once it has vested in the case of the Warrants for Contract Years 4 and
                  5) at such time or number of times as CBS shall elect, provided that any such exercise is accomplished by written notice to SportsLine USA Inc. on or prior to the expiration date for such Warrant. In addition, in consideration for CBS's execution of this Amendment, SportsLine USA Inc. shall, within ten (10) business days after the execution of this Amendment, grant to CBS Warrants in the forms set forth in Exhibit H to purchase the number of shares of Common Stock set forth in Exhibit I-2 (attached hereto and made a part hereof). Such Warrants shall vest and become exercisable on the dates set forth on Exhibit I-2. Once vested, CBS may exercise any such Warrant at such time or number of times as CBS may elect, provided that any such exercise shall be accomplished by written notice to SportsLine USA Inc. on or prior to the expiration date for such Warrant specified on
                  Exhibit I-2. Warrants issued pursuant to this subparagraph
                  10.4 are referred to herein as "Warrants". Except as provided in subdivision 19.2(iii), Warrants are not subject to forfeiture."

                  (m) The following is hereby added as subparagraph 10.5 of the Agreement.

                                    "10.5   ROYALTIES.



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                           (a) Commencing with the third Contract Year (i.e.,
                  calendar year 1999), in consideration of the grant by CBS of the licenses set forth in subparagraphs 2.1 and 2.2 hereof, SportsLine USA Inc. shall pay CBS during each Contract Year the following royalties with respect to the Net Revenues (as hereinafter defined) received by SportsLine USA Inc. during such Contract Year (the "Royalty"):

                                    (i) during each of the third, fourth and
                           fifth Contract Years, an amount equal to the sum of
                           (A) twelve percent (12%) of SportsLine USA Inc.'s Net Revenues up to and including fifteen million dollars ($15,000,000), plus fifteen percent (15%) of SportsLine USA Inc.'s Net Revenues, if any, in excess of fifteen million dollars ($15,000,000).

                                    (ii) during each of the sixth through tenth
                           Contract Years, an amount equal to the sum of (A) twelve percent (12%) of SportsLine USA Inc.'s net Revenues up to and including thirty million dollars ($30,000,000), plus fifteen percent (15%) of SportsLine USA Inc.'s Net Revenues, if any, in excess of thirty million dollars ($30,000,000)."

                           (b) For purposes of this Agreement, the term "Net
                  Revenue" shall mean the sum of the following except as provided in subdivision 10.5(c):

                                    (i) gross revenue received by SportsLine
                           USA Inc. and its subsidiaries from the sale of advertising and sponsorships (excluding advertising agency commissions) and excluding any such gross revenues (A) received in the form of barter, (B) from sales of advertising or sponsorship for SportsLine USA Inc.'s VEGAS INSIDER Internet Site (or any successor VEGAS INSIDER Internet Site) and
                           (C) from sales of advertising or sponsorship for any Foreign SportsLine Sites minus (x) advertising agency commissions and (y) revenue splits payable to third parties solely with respect to Third Party Sites developed after the effective date of this Amendment; PLUS

                                    (ii) gross revenue received by SportsLine
                           USA Inc. and its subsidiaries from the sale of merchandise excluding any such gross revenues (A) from sales of merchandise through SportsLine USA, Inc.'s Vegas Insider Internet Site (or any successor Internet Site) and (B) from sales of merchandise through any Foreign SportsLine Site, minus fees, revenue splits to third parties, SportsLine USA Inc.'s cost of goods sold (payable to third parties),



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                                    third party credit card processing fees,
                                    shipping and handling expenses; credit card charge backs/off, sales returns and other mutually agreed upon out-of-pocket transaction costs incurred by SportsLine USA Inc. and directly associated with the generation of such revenues. In connection with the aforementioned costs it is intended that overhead costs, internal labor, rent etc are to be excluded and in no event will the costs of goods sold and out of pocket transaction costs exceed the gross revenue from merchandise (i.e. there will never be a net loss from merchandise sales); PLUS

                                             (iii) gross revenue received by
                                    SportsLine USA Inc. and its subsidiaries from the sale of memberships and premium services, excluding any such gross revenues
                                    (A) from sales of memberships or premium services through SportsLine USA Inc.'s VEGAS INSIDER Internet Site (or any successor to the Vegas Insider Internet
                                    Site) and (B) from sales of memberships or premium services through any Foreign SportsLine Site, MINUS third party credit card processing fees, and revenue splits payable to third parties.

                                    (c) Notwithstanding anything in
                           Subparagraph 10.5(b) to the contrary, the parties agree that "Net Revenue" shall not include the following: (i) any revenues of SportsLine USA Inc. derived from Content Licensing or Syndication not containing any CBS Sports Content; (ii) any revenue of SportsLine USA Inc. or any subsidiary thereof derived from non-Internet activities, unless such activities use or include the term "CBS"; and (iii) any revenue of a SportsLine USA Inc. subsidiary, whether or not related to Internet activities, which is derived from the marketing and promotion of goods or services under a brand that does not include the term "CBS", provided that such goods and services do not receive advertising promotion on the CBS SportsLine Site. For purposes of this Agreement, (i) the term "Content Licensing" means the licensing by SportsLine USA Inc. to a third party of Content that is primarily marketed and promoted by such third party and is distributed to end-users under a brand that does not include the term "CBS" and (ii) the term "Syndication" means the sale, licensing or syndication for distribution by a third party, of programming produced by or on behalf of SportsLine USA Inc and which programming is distributed to end users with a brand that does not include the term "CBS".

                                    (d) Commencing with the calendar quarter
                           ended March 31, 1999, SportsLine USA Inc. shall pay to CBS the Royalty with respect to its Net Revenues received during each calendar quarter no later than forty-five days (45) days following the end of such calendar quarter. Each



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                           Royalty payment shall be accompanied by a statement
                           showing in reasonable detail how such payment was computed.

                                    (e) From time to time during the term of
                           this Agreement, SportsLine USA Inc. will provide CBS with such forecasts or estimates of its projected Net Revenues as are prepared by SportsLine USA Inc. in the normal course of its operations."

                  (n) Subparagraphs 11.1. 11.2 and 11.3 of the Agreement are hereby amended so that references to stock, shares and/or securities in said subparagraphs shall include all securities to be issued to CBS pursuant to this Agreement and references to SportsLine USA Inc. as the issuer of securities shall mean the actual issuer of the securities, whether it is SportsLine USA Inc. or another issuer.

                  (o) The first paragraph of Subparagraph 19.1 of the Agreement is hereby deleted and replaced by the following.

                           "19.1 TERMINATION. Upon the acquisition of forty
                  (40) percent or more of the voting power of the outstanding equity securities of SportsLine USA Inc. by a CBS Competitor this Agreement will terminate, unless mutually agreed otherwise. SportsLine USA, Inc. shall have the right to terminate this Agreement as set forth in paragraph 7.2. In addition, either party shall have the right to terminate this Agreement if:"

                  (p) The following sentence shall be added at the end of paragraph 19:

                           "The exercise of a party's right of termination
                  shall be by notice and will be effective upon the date of said notice."

                  (q) The following new provision is added as Paragraph 19A of the Agreement:

                           "19A. CHANGE IN CONTROL

                           19A.1(a) Notwithstanding anything to the contrary
                  contained in the Agreement, upon a Change in Control of SportsLine USA Inc. as defined in clause 19A.1(b) below:

                                    (i) any Warrants to be issued to CBS
                           pursuant to the Agreement that have not yet been issued as of the date of such Change in Control (the "CIC Date") will be issued to CBS on the CIC Date and will be exercisable by CBS in whole or in part from time to time at any time after the issue date and on or prior to the first anniversary of the CIC Date; and

                                    (ii) any shares of stock or other
                           securities to be issued to CBS pursuant to this Agreement (other than shares issuable upon exercise of a



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                           Warrant by CBS) including, but not limited to, all
                           the shares to be issued to CBS pursuant to subdivision 10.2(b) that have not yet been issued on the CIC Date will be issued to CBS on the later of the CIC Date or the date that is six (6) months after the date of the last sale of Common Stock by CBS.

                  (b) "Change in Control" will mean the occurrence of one or more of the following events:

                                    (i) any person (as such term is defined in
                           Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), corporation or other entity excluding (A) SportsLine USA Inc., or its wholly owned subsidiaries or (B) CBS or any Affiliate of CBS, becomes the "beneficial owner" (as such term is defined in Rule 13d-3, or any successor rule, under the Exchange Act), of securities representing forty percent (40%) or more of the combined voting power of SportsLine USA Inc.'s then outstanding securities entitled to vote generally in the election of directors.; or

                                    (ii) at any time during any period of two
                           consecutive years, individuals who at the beginning of such period constituted the entire Board of SportsLine USA Inc. cease for any reason to constitute at least a majority thereof, unless the election or nomination for election of each new director during such two-year period is approved by a vote of at least a majority of the directors then still in office who were directors at the beginning of such two-year period.

                           19.A.3 SportsLine USA Inc. shall require any
                  successor to agree to be bound by SportsLine USA Inc.'s obligations under this Agreement, including, without limitation, the provisions of this paragraph 19.A (Change in Control)."

                  (r) Subdivisions 19.2(iii) and 19.2(iv) of the Agreement are hereby deleted in their entirety and replaced by the following:

                           "19.2(iii)If at any time SportsLine USA terminates
                  this Agreement pursuant to subdivision 19.1, the following shall be applicable:

                                    (a) SportsLine USA shall not thereafter be
                           obligated to issue to CBS any shares that are to be issued to CBS pursuant to subdivision 10.2(b), except those shares which will have been issued or should be issued to CBS for a Contract Year or part thereof prior to the effective date of the termination.

                                    (b) With respect to a termination in
                           Contract Years six through ten, CBS shall, pay to SportsLine USA a sum of money equal to One Million Six Hundred Sixty Six Thousand Six Hundred and Sixty Six Dollars ($1,666,666) per month for each full month of the Contract Year after the effective termination date. If the effective date of the termination is prior to the date set forth in subparagraph 10.2(b) for the issuance of shares for a Contract Year, and therefore

                           SportsLine USA Inc did not issue shares for the applicable Contract Year in which the Agreement is being terminated, SportsLine USA Inc. will issue shares to CBS at the rate of $1,666,666 per month on the applicable scheduled date set forth in 10.2(b).

                                    (c) With respect to a termination in
                           Contract Years Three, Four, or Five CBS shall pay to SportsLine USA Inc. a sum of money calculated as follows:

                                             (i) If the Agreement is terminated
                                    during the third Contract Year, CBS shall pay to SportsLine USA Inc. an amount equal to $42,000,000 less $1,000,000 for each full month of the third Contract Year prior to the effective date of termination;

                                             (ii) If the Agreement is
                                    terminated during the fourth Contract Year, CBS shall pay to SportsLine USA Inc. an amount equal to $30,000,000 less $1,250,000 for each full month of the fourth Contract
                                    Year prior to the effective date of
                                    termination;

                                             (iii) If the Agreement is
                                    terminated during the fifth Contract Year, CBS shall pay to SportsLine USA Inc. an amount equal to $15,000,000 less $1,250,000 for each full month of the fifth Contract
                                    Year prior to the effective date of
                                    termination.

                                    (d) If the Agreement is terminated during
                           the third, fourth or fifth Contract Year, then (i) any Warrants that were scheduled to vest at any time after the date of terminations shall expire and be forfeited by CBS, and (ii) if CBS then holds any vested Warrants exercisable for the Contract Year during which the Agreement is terminated, then a number of such Warrant shares equal to the full number of Warrant Shares exercisable during the Contract Year during which the Agreement is terminated, less a number of Warrant Shares equal to 1/12th of such number of Warrant Shares for each full month of such Contract Year prior to the date of termination, shall expire and be forfeited by CBS.

                                    (e) If the effective date of a termination
                           is not the last day of a month, the payment to be made pursuant to this paragraph shall be pro rated on the basis of a thirty (30) day month."

         2. EFFECTIVE DATE. This Amendment shall be effective upon its execution by SportsLine USA Inc. and CBS.

         3. COUNTERPARTS. This Amendment may be executed in counterparts and by different parties hereto in separate counterparts each of which, when so executed and delivered, shall be deemed to be an original and all of which, when taken together, shall constitute one and the same instrument.

         4. NO OTHER MODIFICATIONS. Except as otherwise expressly modified by the terms and provisions of this Amendment, the Agreement shall remain in full force and effect, and is hereby in all respects confirmed and ratified by the parties hereto; and, except as expressly provided herein, nothing in this Amendment will be construed as a waiver of any of the rights or obligations of the parties under the Agreement.

         IN WITNESS WHEREOF, CBS and SportsLine USA have executed this Amendment to Agreement as of the dates set forth below.


                                            CBS Broadcasting Inc.

                                            By:  /s/ Fredric R. Reynolds
                                                -------------------------------

                                            Title: Executive Vice President,
                                                   Chief Financial Officer
                                                   ----------------------------

                                            Dated: February 10, 1999
                                                   ----------------------------


                                            SportsLine USA, Inc.

                                            By:  /s/ Michael Levy
                                                -------------------------------

                                            Title:  President
                                                   ----------------------------

                                            Dated:  February 10, 1999
                                                   ----------------------------

                                  EXHIBIT E-2

               FOURTH AND FIFTH CONTRACT YEAR AD GUARANTEE SHARES


Contract Year                     Amount                Price1 Per Share           Shares of Common Stock(1)

Fourth Contract Year*          $14 Million                   26.63                          526,078
Fifth Contract Year*           $14 Million                   31.93                          438,373
                               -----------                                                  -------

Total                          $28 Million                                                  964,451


* SportsLine USA Inc. shall issue the Fourth and Fifth Contract Year Ad Guarantee Shares within ten (10) business days after the date the Amendment has been executed by CBS and SportsLine USA Inc.

(1) The share amounts and the price per share have been adjusted to reflect a 1-for-2.5 share reverse stock split of the Common Stock effect by SportsLine USA Inc. in November 1997.

                                   EXHIBIT G

                                 CONTENT SHARES

             DATE                                CONTENT PAYMENT          SHARES OF COMMON STOCK(1)

         First Contract Year*                      $1 Million                       72,329
         Second Contract Year*                     $1 Million                       46,885
         Third Contract Year*                      $1 Million                       42,300
         Fourth & Fifth Contract Year**            $2 Million                       88,486


* SportsLine USA Inc. shall issue the Content Shares for the First, Second and Third Contract Years on the first business day of each such Contract Year.

** SportsLine USA Inc. shall issue the Fourth and Fifth Contract Year Content Shares within ten (10) business days after the date the Amendment has been executed by CBS and SportsLine USA Inc.

(1) All share amounts have been adjusted to reflect a 1-for-2.5 share reverse stock split of the Common Stock effect by SportsLine USA Inc. in November 1997.

                                  EXHIBIT I-2

                           ADDITIONAL WARRANT SHARES

SHARES OF COMMON STOCK     PRICE PER SHARE     VESTING DATE        EXPIRATION DATE

500,000                    $23.00              immediately              **
400,000                    $35.00              January 1, 2000     December 31, 2000
300,000                    $45.00              January 1, 2001     December 31, 2001


** These Warrants shall be vested as of the date Amendment was executed by CBS and SportsLine USA Inc. and shall be exercisable during the one-year period following the date of such execution up to and including the first anniversary of such execution.

                                   EXHIBIT M

                               PROMOTION SCHEDULE

                               (ATTACHED HERETO)

Footnotes:

1. It is agreed that the duration of the promos and video roll ins set forth on the Promotion Schedule will be approximately ten (10) seconds in length (e.g. between 8-12 seconds).

2. SportsLine USA, Inc. and CBS shall work together in good faith to ensure that each promotion takes full advantage of the latest technologies/capabilities in commercial use throughout the Term.

                         CBS SPORTS INTERNET PROMOTION

                                        Promotion Elements                                        In-Game Program Elements
             ---------------------------------------------------------------------------   --------------------------------------
EVENT           # of     Squeeze    Lower    Lower    :10      Video     Drop-In  Credit    Stat    Top 25    Other   Scoreboard/
             Broadcasts/            Third    Third    Promo   Roll-In     (PBOX)           of the    Fan      Polls   Other
               Hours                         w/Copy            (:10)                        Game     Poll             Elements

NFL Game:       34
SportsLine - ---------   3 p/half  -------  -------  -------   1 p/gm.  --------  1 p/gm.  -------  -------  -------  --------------
NFL.com      ---------   3 p/half  -------  1 p/gm.  -------            --------  -------  -------  -------  -------  --------------

NFL Pre-Game:   24
SportsLine - ---------   --------  -------  -------  1 p/day   -------  --------  1 p/gm.  -------  -------  -------  1 (ticker)
NFL.com -    ---------   --------  -------  -------  -------   -------  --------  -------  -------  -------  -------  1 (bumper)

NFL Halftime:   34
SportsLine - ---------   --------  -------  -------  -------   -------  --------  -------  -------  -------  -------  --------------
NFL.com -    ---------   --------  -------  -------  -------   -------  --------  -------  -------  -------  -------  --------------

NFL Post-Game:   6
SportsLine - ---------   --------  -------  -------  -------   -------     1      1 p/day  -------  -------  -------  --------------
NFL.com -    ---------   --------  -------  -------  -------   -------  --------  -------  -------  -------  -------  1 (bumper)

College
  Football      18       2 p/qtr                     1 p/day            1 p/gm.   1 p/gm.  1 p/gm.     1              1 (Heisman)

College
  Basketball    32       3 p/half                    1 p/day            1 p/gm.   1 p/gm.  1 p/gm.     1


NCAA Tourn.     27       3 p/half                    1 p/day            1 p/gm.   1 p/gm.  1 p/gm.


NCAA Final Four  2                                   1 p/day                      1 p/gm.  2 w/cpy                    1 (Half stats)

NCAA Champ.      1                                      1                            1     2 w/cpy                    1 (Half stats)

GOLF:       22 events/
GolfWeb -   44 brdcsts/  --------  1 p/hr.  -------  1 p/day   -------  1 p/day   1 p/day  -------  -------  -------  --------------
PGA
  Tour.com -113 hrs.     --------  1 p/hr.  -------  -------   -------  -------   -------  -------  -------  -------  --------------

PGA Champ.  1 event/                                 1 p/day            2 p/day   1 p/day                             1 p/hour -
            2 brdcsts/                                                                                                following
            10 hrs.                                                                                                   leaderboard


EXHIBIT M

                         CBS SPORTS INTERNET PROMOTION

                                          Promotion Elements                                  In-Game Program Elements
             -------------------------------------------------------------------------- --------------------------------------
EVENT           # of      Squeeze   Lower    Lower   :10      Video    Drop-In  Credit   Stat  Top 25   Other   Scoreboard/
             Broadcasts/            Third    Third   Promo   Roll-In    (PBOX)          of the  Fan     Polls   Other
               Hours                         w/Copy           (:10)                      Game   Poll            Elements


Winston Cup   6 brdcsts/                            1 p/day           1 per     1 p/day                         2 p/hr.-attach
Busch Series  19 1/2 hrs.                                             90 min.                                   to lap leaders

Daytona 500   1 brdcst/                             1 p/day           1 p/2 hr. 1 p/day                         2 p/hr.-attach
              4 hrs.                                                                                            to lap leaders

Other Racing  10 brdcsts/                           1 p/day           1 per     1 p/day                         2 p/hr.-attach
              17 1/2 hrs.                                             90 min.                                   to lap leaders

U.S. Open     6 brdcsts/                            1 p/day           1 p/3 hr. 1 p/day                         1 p/hr.-attach
 Tennis       39 hrs.                                                                                           to stats/score

Other Tennis  5 brdcsts/                            1 p/day           1 p/day   1 p/day                         1 p/hr.-attach
              10 hrs.                                                                                           to stats/score

NBA Bowling   10 brdcsts.
SportsLine -  10 1/2 hrs. ------   ------  -------  1 p/day  -------  1 p/day   1 p/day  -----  -----   -----   1 (Scorebrd)
NBATour.com -             ------   ------  1 p/day  -------  -------  -------   -------  -----  -----   -----   --------------

Track & Field 9 brdcsts/                            1 p/day           1 p/day   1 p/day                         2 p/hr.-attach
              13 hrs.                                                                                           to results

NCAA College  2 brdcsts/                            1 p/day           1 p/day   1 p/day                         2 p/hr.-attach to 6
World Series  7 hrs.                                                                                            half-inning scrbd

Other Sports  70 brdcsts/
Programming   66 hrs.                               1 p/day           1 p/day   1 p/day                         1 p/hr.-attach
                                                                                                                to graphic



EXHIBIT M

                                   SCHEDULE A

         3.1 INITIAL TERM. This Agreement shall begin on the Effective Date and shall continue in full force and effect through and including December 31, 2006, unless it is terminated earlier in accordance with the terms and conditions contained herein. Each successive one (1) year period during the term hereof commencing January 1 and ending December 31 shall sometimes be referred to herein as a "Contract Year," except that the first Contract Year shall commence on the Effective Date and end on December 31, 1997.

         3.2 EXTENSION OF TERM. The parties shall negotiate exclusively with each other in good faith for a period of six (6) consecutive months (the "Negotiation Period") with respect to any extension(s) of the term of this Agreement at any time after July 1, 2005. The Negotiation Period shall be deemed to commence either (i) upon the date of written notice from one party to the other to initiate such Negotiation Period or (ii) on January 1, 2006, whichever occurs first. At no time prior to or during the Negotiating Period shall SportsLine USA, Inc. or CBS discuss, negotiate or enter into any agreement with any third party for the comprehensive rights set forth in this Agreement. If at the end of the Negotiating Period, CBS and SportsLine USA Inc. have not reached agreement, CBS shall notify SportsLine USA Inc. in writing of the terms on which it is then willing to extend the term of this Agreement (the "CBS Offer") and SportsLine USA Inc. shall have a period of thirty (30) days in which to accept the CBS Offer. If SportsLine USA Inc. does not accept the CBS Offer, SportsLine USA Inc. shall have the right until September 30, 2006 (the "Offer Deadline") to enter into any agreement with any third party with respect to the right to use Television Related Sports Content on any Internet Site after the expiration of this Agreement (a "Third Party Offer"), provided, however, that SportsLine USA Inc. first in each instance furnish CBS a copy of all of the terms and conditions of such Third Party Offer, signed by SportsLine USA Inc. and by the third party making such offer. CBS shall only consider the terms and conditions of any Third Party Offer which are readily reducible to a determinable sum of money. If prior to the Offer Deadline, SportsLine USA, Inc. receives any Third Party Offer which contains terms and conditions which do not exceed the CBS Offer by more than ten percent (10%), CBS shall have the option, exercisable no later than twenty (20) business days after its receipt of notice of such Third Party Offer, to offer SportsLine USA, Inc. the same terms and conditions contained in such Third Party Offer. Except as otherwise expressly provided in this Agreement, during the term of this Agreement and for a period of six (6) months thereafter, SportsLine USA Inc. shall not use Television Related Sports Content provided by any CBS Competitor on any Internet Site or use the logos or tradenames of any CBS Competitor to brand any Internet Site, unless SportsLine USA Inc.'s right to use such Television Related Sports Content or such logos or tradenames is derived from (i) the acceptance by SportsLine USA Inc. of a Third Party Offer which exceeds the CBS Offer by more than ten percent (10%), or (ii) the acceptance by SportsLine USA Inc. of a Third Party Offer which does not exceed the CBS Offer by more than ten percent (10%), which Third Party Offer CBS declined to match within twenty (20) business days after receiving written notice thereof from SportsLine USA Inc.

         8.7 INTERNET MERCHANDISING. For purposes of this Agreement "CBS Merchandise" shall mean any CBS merchandise, whether or not related to CBS sports programming. CBS and SportsLine USA Inc. agree that any and all CBS Merchandise may be offered for sale on CBS Content Pages or on any other merchandising page of the CBS SportsLine Site so long as such Merchandise has been approved in advance by CBS.

         8.9 CBS SPORTSLINE MERCHANDISING. For purposes of this Agreement "CBS SportsLine Merchandise" shall mean any merchandise, whether or not related to CBS Sports Content which contains the CBS SportsLine logo. CBS and SportsLine USA Inc. agree that any and all CBS SportsLine Merchandise may be offered for sale, so long as such CBS SportsLine Merchandise has been approved in advance by CBS, on CBS Content Pages or on any other merchandising page of the CBS SportsLine Site, on any CBS Internet Site, in the CBS Store, catalogues, or any other manner or means which CBS uses to merchandise it own CBS Merchandise .